THE GABELLI UTILITIES FUND

Supplement dated June 22, 2017

to

Prospectus dated April 28, 2017;

Statement of Additional Information dated April 28, 2017; and

Summary Prospectus dated April 28, 2017

This supplement amends certain information in the Prospectus (the “Prospectus”), Statement of Additional Information (the “SAI”) and Summary Prospectus (the “Summary Prospectus”), each dated April 28, 2017, of The Gabelli Utilities Fund (the “Fund”). Unless otherwise indicated, all other information included in the Prospectus, SAI and Summary Prospectus, or any previous supplements thereto, that is not inconsistent with the information set forth in this supplement, remains unchanged. Capitalized terms not otherwise defined in this supplement have the same meaning as in the Prospectus.

Offering of Class T Shares

Effective July 5, 2017, Class T shares of the Fund are offered for sale. All references in the Prospectus, SAI and Summary Prospectus to the Class T shares of the Fund not being currently offered for sale are hereby deleted effective July 5, 2017. The Prospectus and Summary Prospectus do not show returns for Class T shares since Class T shares were not offered prior to July 5, 2017. For information regarding the Class T shares of the Fund, see the Fund’s Prospectus, SAI and Summary Prospectus.

The NASDAQ ticker symbol for the Net Asset Value of Class T shares of the Fund is GAUTX.

Conversions from Class C Shares to Class A Shares

The Distributor has entered into an agreement with Merrill Lynch, Pierce, Fenner & Smith Inc. (“Merrill Lynch”), pursuant to which Class C shares of the Fund held by a Merrill Lynch customer will be converted into Class A shares of the Fund in the month of the 10-year anniversary of the purchase date. Under current interpretation of applicable federal income tax law by the Internal Revenue Service, voluntary conversions to a different class of shares generally should not be treated as a taxable event.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE